Income tax expense (Details1) (CAD)	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Timing differences on property and equipment and financing costs	2,132,545	2,177,153	2,051,012
Deferred Tax Assets, Operating Loss Carryforwards	7,310,372	7,997,004	7,431,457
Less valuation allowance	(7,310,372)	(7,997,004)	(7,431,457)
Net Operating loss carry forward
Canada
Operating losses carried forward	3,269,542	3,805,274	3,410,240
US
Operating losses carried forward	1,908,285	2,014,577	1,970,205